UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 1, 2014

(Date of Report: Date of earliest event reported)

NU-MED PLUS, INC.

(Exact name of registrant as specified in its charter)

Utah

     000-54808

        45-3672530

(State or other jurisdiction

(Commission File Number)

 (IRS Employer ID No.)

     of incorporation)

455 East 500 South, Suite 205, Salt Lake City, Utah 84111

 (Address of principal executive office) (Zip Code)

Registrant's telephone number, including area code: (801) 746-3570

__________________________________________

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the

Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the

Exchange Act (17 CFR 240.13e-4(c)).

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This document contains forward-looking statements, which reflect our views with respect to future events and financial performance. These forward-looking statements are subject to certain uncertainties and other factors that could cause actual results to differ materially from such statements. These forward-looking statements are identified by, among other things, the words “anticipates,” “believes,” “estimates,” “expects,” “plans,” “projects,” “targets” and similar expressions. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Important factors that may cause actual results to differ from those projected include the risk factors specified below.

Item 7.01 Regulation FD Disclosure.

On July 1, 2014, NU-MED Plus, Inc. sent a letter to its shareholders updating them on current events including the filing of an initial patent.  A copy of the shareholder letter is attached to this current report.

The shareholder letter is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information furnished in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section, and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

NU-MED PLUS has filed for a patent on its continuous gas generator.  The generator is designed to be modest and instinctive to use.  The gas generator was developed with the hope it could eventually be used in the delivery of nitric oxide gas to patients. The basis of the gas generator’s gas delivery system is the kinetically controlled release of gas from a chemical reaction which converts our low cost proprietary powder into a highly purified, therapeutic metered dose. Our system is designed for precision and safety of the delivered quantity over the full range of anticipated doses and applications.  We have only filed the initial patent application and there is no assurance any patent will be received from such filing.  Additionally, even if we receive the patent, the gas generator would still require extensive study and have to receive FDA approval before it could be used which could take years to receive.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1

Shareholder Letter dated July 1, 2014

Cautionary Note Regarding Forward-Looking Statements

Certain information contained in Exhibit 99.01 of this Current Report on Form 8-K is forward-looking information based on current expectations and plans that involve risks and uncertainties. Forward-looking information includes, among other things, statements concerning the projected cost and schedule for the completion of product development, testing and the results of such product development and testing among other uncertainties. NU-MED cautions that there are certain factors that could cause actual results to differ materially from the forward-looking information that has been provided. The reader is cautioned not to put undue reliance on this forward-looking information, which is not a guarantee of future performance and is subject to a number of uncertainties and other factors, many of which are outside the control of NU-MED; accordingly, there can be no assurance that such suggested results will be realized. The following factors, in addition to those discussed in NU-MED’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013, and subsequent securities filings, could cause actual results to differ materially from management expectations as suggested by such forward-looking information: changes in regulations to which NU-MED and its proposed products are subject; ability to control costs and avoid cost overruns during the development and testing phases. NU-MED expressly disclaims any obligation to update any forward-looking information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

NU-MED PLUS, INC.

By: /s/ Jeffrey L. Robins

Date: July 1, 2014

      Jeffrey L. Robins, CEO